Exhibit 10.6

Execution Copy

This Amendment #3 (this “Amendment”) to that certain Supply and Manufacturing Agreement, dated March 1, 2008, by and between Cerus Corporation (“Cerus”) and Porex Corporation (“Porex”), as amended on November 28, 2012 and December 23, 2014 (together, the “Amendments”) (as amended by the Amendments, the “Agreement”), is made as of December 20, 2016. Capitalized terms used herein and not otherwise defined shall have the meanings set forth therefor in the Agreement.

Recitals

WHEREAS, the parties entered into a Letter of Intent on December 1, 2016 (the “Letter of Intent”), which Letter of Intent contemplates entering into a definitive agreement to amend and restate the Agreement on or before December 15, 2016; and

WHEREAS, the parties are still in the process of negotiating the aforementioned definitive agreement; and

WHEREAS, the Agreement terminates on December 31, 2016; and

WHEREAS, the parties desire to amend the Agreement as provided in this Amendment in order to effectively negotiate a mutually agreeable definitive agreement, while maintaining the continuity of manufacture and supply of Products to Cerus; and

WHEREAS, this Amendment is an amendment of the Agreement pursuant to and within the scope of Section 13.1 of the Agreement.

Amendment

NOW, THEREFORE, in consideration of their mutual promises and intending to be legally bound, the parties agree as follows:

4.Section 12.1 of the Agreement is hereby amended in its entirety to read as follows:

This Supply Agreement will have a term (the “Initial Term”) which will run from the Effective Date through January 31, 2017.

5.Except as modified herein, the provisions of the Agreement shall remain unchanged and in full force and effect.

6.This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

The foregoing amendment is hereby executed as of the date first above written.

Cerus Corporation

By:	/s/ Chrystal Menard
Chrystal Menard
Chief Legal Officer and General Counsel

Porex Corporation

By:	/s/ Jon Peacock

Name:	Jon Peacock

Title:	President Life Sciences